UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2014 (December 19, 2013)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by MidAmerican Energy Holdings Company on December 19, 2013, to include the financial statements and exhibits as required in connection with the transaction reported therein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The financial statements specified in Rule 3-05(b) of Regulation S-X were included in NV Energy, Inc.'s (i) Annual Report on Form 10-K for the year ended December 31, 2012, filed on February 26, 2013, and (ii) Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, filed on November 7, 2013. Portions of those reports containing the required financial statements are filed as Exhibit 99.1 hereto.

(b) Pro forma financial information

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1
Audited consolidated financial statements of NV Energy, Inc. and its subsidiaries included in NV Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012, filed on February 26, 2013, and unaudited consolidated financial statements of NV Energy, Inc. and its subsidiaries included in NV Energy, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, filed on November 7, 2013.

99.2	MidAmerican Energy Holdings Company unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: March 7, 2014
/s/ Douglas L. Anderson
Douglas L. Anderson
Executive Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1
Audited consolidated financial statements of NV Energy, Inc. and its subsidiaries included in NV Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012, filed on February 26, 2013, and unaudited consolidated financial statements of NV Energy, Inc. and its subsidiaries included in NV Energy, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, filed on November 7, 2013.

99.2	MidAmerican Energy Holdings Company unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2013.

4